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                                 EXHIBIT 23(e)

                 CONSENT OF BOARDMAN, SUHR, CURRY & FIELD, LLP

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                                                                   EXHIBIT 23(e)

                                    CONSENT


     We, consent to the reference to our firm under the caption "Legal Opinions" in the Registration Statement on Form S-4 and the related Prospectus/Proxy Statement of Merchants and Manufacturers Bancorporation, Inc. dated on or about November 8, 2000.


                                        BOARDMAN, SUHR, CURRY & FIELD LLP

Madison, Wisconsin
November 6, 2000